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                          AIM TREASURER'S SERIES TRUST

            PREMIER U.S. GOVERNMENT MONEY PORTFOLIO - INVESTOR CLASS

                        Supplement dated January 6, 2005
                    to the Prospectus dated December 2, 2004
           as supplemented December 2, 2004 (A), December 2, 2004 (B)
                           and December 29, 2004 (A)


On December 23, 2004, A I M Advisors, Inc. notified the shareholders of Premier U.S. Government Money Portfolio (the "Portfolio") that the Board of Trustees of AIM Treasurer's Series Trust (the "Trust") approved on December 20, 2004 a change in the 80% investment policy (the "80% Policy") of the Portfolio. Due to a clerical error, the notice incorrectly stated that the change to the 80% Policy would be effective on or about February 25, 2004. The notice should have stated that the change to the 80% Policy would be effective on or about February 25, 2005 and read as follows:

The Portfolio is currently subject to the following 80% Policy:

"Premier U.S. Government Money Portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities issued or guaranteed by the U.S. government or its agencies and securities such as repurchase agreements and variable rate or floating rate debt obligations all of which are collateralized by such obligations."

Effective on or about February 25, 2005, the 80% Policy of the Portfolio will be changed to read in full as follows:

"Premier U.S. Government Money Portfolio attempts to meet its objective by investing normally, at least 80% of its assets in (i) direct obligations of the U.S. Treasury, (ii) other securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities (agency securities) and (iii) repurchase agreements secured by those obligations referenced in (i) and (ii) above."